Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Knightscope, Inc. (the “Company”) hereby certifies, to the best of my knowledge, that:

(iii)	the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and
(iv)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2023	By:	/s/ Mallorie Burak
		Name:	Mallorie Burak
		Title:	President and Chief Financial Officer
(Principal Financial Officer)